Retirement And Severance Benefits (Schedule Of Weighted-Average Assumptions Used To Determine Net Cost) (Detail)	12 Months Ended
	Mar. 31, 2012	Mar. 31, 2011	Mar. 31, 2010
Retirement And Severance Benefits [Abstract]
Discount rate	2.50%	2.60%	2.70%
Expected return on plan assets	3.10%	3.20%	3.10%
Rate of compensation increase	1.80%	1.80%	1.70%